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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):           February 3, 1995
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                                NovaCare, Inc.
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              (Exact Name of Registrant as Specified in Charter)




             Delaware                    1-10875                13-3247827
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         (State or Other               (Commission           (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)




  1016 W. Ninth Avenue   King of Prussia, PA                          19406
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 (Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:       (610) 992-7200
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                               (Not applicable)
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         (Former Name or Former Address, if Changed Since Last Report)




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                       Index to Exhibits on Page    4
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ITEM 5.  OTHER EVENTS.

         On February 3, 1995, NovaCare, Inc., a Delaware corporation, and NC Resources, Inc., a Delaware corporation and a wholly-owned subsidiary of NovaCare ("Resources"), entered into an agreement (the "Transaction") to sell to HEALTHSOUTH Corporation, a Delaware corporation, all of the issued and outstanding common stock, $.01 par value per share, of Rehab Systems Company, a Delaware corporation and a wholly-owned subsidiary of Resources ("RSC"), for an aggregate consideration of approximately $235,000,000, including approximately $215,000,000 of cash and $20,000,000 of assumed indebtedness. RSC engages in the business of delivering rehabilitative healthcare services to the public through 11 rehabilitation hospitals, five community reentry centers, five subacute units and two satellite outpatient facilities. The amount of consideration was arrived at pursuant to arms-length negotiation between parties. The Transaction, which is contingent upon review by the U.S. Department of Justice and the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, is expected to close in April 1995.

         For additional information regarding the Transaction, reference is made to the Press Release dated February 6, 1995, which is included as Exhibit 99 to this Current Report on Form 8-K.


ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.

                 (c)      Exhibits.

                 EXHIBIT NUMBER                    DESCRIPTION
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                          99               Press Release dated February 6, 1995
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                            NovaCare, Inc.
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                                                           (Registrant)


Date        February 17, 1995               By:       /s/ Timothy E. Foster
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                                                     Title:  President and Chief
                                                             Operating Officer
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                                 EXHIBIT INDEX


EXHIBIT NUMBER
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      99               Press Release dated February 6, 1995